UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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BREKFORD CORP.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BREKFORD CORP.

7020 Dorsey Road
Hanover, Maryland 21076
(443) 557-0200
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NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2016

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To our Stockholders:

The 2016 Annual Meeting of Stockholders of Brekford Corp. (the “Company”) will be held at the Company’s corporate offices at 7020 Dorsey Road, Hanover, Maryland 21076 on June 17, 2016, beginning at 12:00 P.M., local time, for the following purposes:

1.
To elect the five (5) nominees named in the attached proxy statement and proxy card to serve on the Company’s Board of Directors until the 2017 annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

All stockholders are cordially invited to attend the annual meeting of stockholders.  Only stockholders of record of the Company as of the close of business on April 26, 2016 are entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof.  A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.

For the 2016 annual meeting, the Company is taking advantage of the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to their stockholders through the Internet.  We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland
April 29, 2016

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE USING ONE OF THE METHODS DESCRIBED IN THE ATTACHED PROXY STATEMENT AS SOON AS POSSIBLE.  STOCKHOLDERS WHO VOTE OVER THE INTERNET OR EXECUTE AND RETURN A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXIES AND VOTE THEIR SHARES IN PERSON.

BREKFORD CORP.
TABLE OF CONTENTS

2016 ANNUAL MEETING OF STOCKHOLDERS
OF
BREKFORD CORP.

7020 Dorsey Road
Hanover, Maryland 21076
(443) 557-0200

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PROXY STATEMENT
——————————————

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Brekford Corp. (the “Company”, “we”, “us” or “our”) of the accompanying proxy to be voted at the 2016 annual meeting of stockholders of the Company to be held on June 17, 2016, beginning at 12:00 P.M., local time, at 7020 Dorsey Road, Hanover, Maryland 21076, and at any adjournments or postponements thereof.  This proxy statement contains important information about the 2016 annual meeting of stockholders.  The approximate date on which this proxy statement and the related form of proxy will be first sent or given to stockholders is April 29, 2016.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will be asked to vote on:  (i) the election of the five director nominees named in this proxy statement and on the attached form of proxy to serve on our Board of Directors until the 2017 annual meeting of stockholders; and (ii) any other matters that may properly come before the meeting.  In addition, our management will report on our performance during 2015 and respond to appropriate questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 26, 2016 (the “Record Date”), are entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $.0001 per share (“Common Stock”) they held on the Record Date at the meeting or any adjournment or postponement of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

If you hold your shares in a stock brokerage account or if your shares are held by a bank or other nominee (that is, in street name), you cannot vote your shares at the annual meeting by returning a proxy card directly to the Company and you cannot vote your shares at the annual meeting in person unless you obtain a “legal proxy” from your broker, bank or other nominee that entitles you to vote in person.  If you want to vote your shares, you must either provide voting instructions to your broker, bank or other nominee or you should by following the instructions provided by your broker, bank or nominee when it sends this proxy statement to you or request a legal proxy from your broker, bank or other nominee so that you may vote in person.

Who can attend the meeting?

All persons who are stockholders as of the Record Date, or their duly appointed proxies, may attend.  Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the Record Date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the business of the meeting to be conducted. As of the Record Date, 46,336,064 shares of Common Stock, held by approximately 55 stockholders of record, were issued and outstanding. The number of stockholders is based solely upon the count that our transfer agent provided to us as of the Record Date and does not include (i) any beneficial owners of Common Stock whose shares are held in the names of various dealers, clearing agencies, banks, brokers and other fiduciaries, or (ii) broker-dealers or other participants who hold or clear shares directly or indirectly through the Depository Trust Company, or its nominee, Cede & Co.  Abstentions and shares held in the names of dealers, clearing agencies, banks, brokers and other fiduciaries who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, referred to as “broker non-votes,” will count toward establishing a quorum.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, then a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

How do I vote?

Stockholders may vote on matters that are properly presented at the 2016 annual meeting in three ways:

●	By submitting your vote electronically via the Internet as discussed below;
●	By completing the accompanying proxy card and returning it to the Company at the address noted on the proxy card; or
●	By attending the 2016 annual meeting and casting your vote in person.

The Company is offering registered stockholders the opportunity to vote their shares electronically through the Internet.  Instead of submitting the accompanying proxy card by mail, stockholders may vote via the Internet by visiting www.iproxydirect.com/BFDI and following the procedure described in the Notice of Internet Availability of Proxy Materials (the “Notice”) that was mailed to them by the Company.  The Notice provides instructions on how to access and view this proxy statement and our annual report, as well as on how you may vote by submitting your proxy over the Internet.  Stockholders who vote through the Internet should understand that they may bear certain costs associated with Internet access, such as usage charges from their Internet service providers.  If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 16, 2016. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record.  You must follow the instructions of the holder of record for your shares to be voted.  Internet voting will also be offered to stockholders owning shares through certain banks and brokers.  If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all of the nominees for director or withheld for the nominees for director.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 17, 2016

This proxy statement and the Company’s Annual Report to Stockholders (including its Annual Report on Form 10-K for the year ended December 31, 2015) are available at  www.iproxydirect.com/BFDI.  Information on this website, other than this proxy statement, is not a part of this proxy statement.

Can I revoke my proxy and/or change my vote after I submit an electronic vote or return my proxy card?

Yes.  Even after you have submitted your proxy, you may revoke your proxy and/or change your vote at any time before the proxy is exercised by: (i) delivering to us a signed proxy card with a date later than your previously delivered proxy, (ii) voting in person at the annual meeting, (iii) granting a subsequent proxy through the Internet, or (iv) sending a written revocation to our Chief Executive Officer. Your most current proxy card or Internet proxy is the one that is counted. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

The Board recommends a vote FOR ALL NOMINEES in Proposal 1. Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors with respect to Proposal 1.

What vote is required to approve each proposal?

Proposal 1 - Election of Directors. Directors are elected by a plurality of all votes cast at the annual meeting. A nominee who receives a plurality means that he or she has received more votes than any other nominee for the same director’s seat.  Withheld votes, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, but they will have no impact on the outcome of the vote on the election of directors.

Other Matters. Except with respect to certain extraordinary matters for which our Certificate of Incorporation or applicable law require a different proportion and provided that a quorum is present, approval of any other matter that may properly come before the annual meeting will require the affirmative vote of a majority of the votes on that matter.  Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum, but they will have no impact on the outcome of the vote on any such matter.

The Board of Directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the Board of Directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who will bear the costs of soliciting proxies?

The Company will pay the cost of preparing, assembling and mailing the Notice and, for those stockholders who request a printed copy of the proxy materials, the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally, by telephone or by electronic means. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

Where are the Company’s principal executive offices located?

The Company’s principal executive offices are located at 7020 Dorsey Road, Hanover, Maryland 21076 and its telephone number is (443) 557-0200.

How can I obtain additional information about the Company?

Copies of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 (the “Form 10-K”), which contains audited financial statements for the year ended December 31, 2015, is being made available to all stockholders along with this proxy statement.  We will mail a printed copy of our proxy statement, form of proxy and Form 10-K free of charge to any stockholder who requests copies of such materials.  All written requests should be directed to the Company’s Chief Executive Officer at its principal executive offices.  All oral requests should be made by calling the Chief Executive Officer at the Company’s telephone number listed above.

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that it file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with the SEC.  The SEC’s website address is http://www.sec.gov.  In addition, the Company’s Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at Room 1580, 100 F Street, N.E., Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of the Common Stock as of the Record Date by:  (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) each director, director nominee and named executive officer; and (iii) all executive officers and directors as a group.  As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security), or the right to acquire such voting or investment power within 60 days of the Record Date (such as by exercising stock options or similar rights).  The percentage shown were calculated based on 46,336,064 shares of Common Stock issued and outstanding as of the Record Date plus, for each named person, any shares that such person may acquire within 60 days of the Record Date.  Except as otherwise noted, (x) we believe that all persons named in the table below have sole voting and investment power with respect to all securities that they beneficially own and (y) the address of each person named below is the address of the Company.

	Amount and Nature of Beneficial Ownership	Percentage of Class
Directors, Director Nominees and Named Executive Officers
C.B. Brechin (1)	15,989,570	34.5%
Scott Rutherford (1)	13,024,373	28.1%
Steve Ellis (2)	25,000	*
Gregg Smith (3)	60,000	*
Robert West (4)	350,800	*
Rodney Hillman	198,000	*

Directors and Executive Officers as a Group (6 persons)	29,647,743	63.9%

Notes:
*Less than 1%.

(1)
Includes 1,800,978 shares of common stock issuable upon conversion of the outstanding principal amount and accrued interest of a convertible promissory note, which is convertible within 60 days of the Record Date.

(2)	Includes options to purchase 25,000 shares of Common Stock that are exercisable within 60 days of the Record Date.

(3)	Includes options to purchase 50,000 shares of Common Stock that are exercisable within 60 days of the Record Date.

(4)	Includes options to purchase 50,000 shares of Common Stock that are exercisable within 60 days of the Record Date.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors is responsible for managing our business and affairs. Our Certificate of Incorporation, as amended to date, and our Bylaws provide that the number of directors constituting our Board of Directors is to be determined by the majority vote of the entire Board of Directors.  The number of directors constituting the Board of Directors is currently set at five.  All directors serve for one-year terms and until their successors are duly elected and qualified.

At the 2016 annual meeting, stockholders will be asked to re-elect each of the incumbent directors other than Gregg Smith and to elect Edward Parker as a new director, in all cases to serve until 2017 annual meeting of the stockholders and until their successors are duly elected and qualified. The nominees recommended by the Corporate Governance Committee are C.B. Brechin, Scott Rutherford, Edward Parker, Steve Ellis and Robert West.  Messrs. Brechin, Rutherford, Ellis, and West are incumbent directors, with Brechin, Rutherford, and West elected by stockholders at the 2015 annual meeting, and Ellis elected by the Board of Directors on July 6, 2015.   Mr. Smith was not nominated for re-election to the Board of Directors upon the expiration of his term and Mr. Parker is being recommended by the Corporate Governance committee to fill the vacancy in this open directorship.

In the event a nominee declines or is unable to serve as a director, which is not anticipated, the proxies will vote in their discretion with respect to a substitute nominee named by the Board of Directors.

Information about the principal occupations, business experience and qualifications of these nominees is provided below in the section entitled “QUALIFICATIONS OF DIRECTOR NOMINEES.”

Nominee	Age	Position with the Company
C.B. Brechin	43	Chief Executive Officer, Chief Financial Officer and Director
Scott Rutherford	56	Chief Strategic Officer and Director
Edward Parker	66	Director
Robert West	46	Director
Steve Ellis	53	Director

The Board of Directors unanimously recommends a vote “FOR ALL NOMINEES” named above.

QUALIFICATIONS OF DIRECTOR NOMINEES

The Board of Directors, after reviewing any recommendations from the Corporate Governance Committee, believes that all director nominees possess a diverse balance of skills, business experience and expertise necessary to provide leadership to the Company.  The following discussion sets forth biographical and other information about our directors, as well as the specific experience, qualifications, other attributes and skills of each director nominee that led the Board of Directors to determine that such person should serve on the Board of Directors.

C.B. Brechin. Mr. Brechin has served as our Chief Executive Officer since July 2008, as our Chief Financial Officer since March 2011, and as a director of the Company since January 2006. Mr. Brechin co-founded the Company’s predecessor, Pelican Mobile, in 1996 which had been a leading provider of rugged, mobile technology solutions providing services to branches of the U.S. military, various federal entities and numerous security and public safety agencies throughout the Mid-Atlantic region for more than a decade. Mr. Brechin possesses several years of technology expertise in the areas of hardware configuration, software installation, troubleshooting and network administration as a computer consultant for a number of organizations before founding the company. Mr. Brechin managed all aspects of the Pelican’s corporate and government sales, including sales strategy, partner/vendor relations, corporate structure, contract acquisition, training and development. In addition, Mr. Brechin managed Pelican’s financial planning, cash flow and risk analysis. He successfully closed over $20 million in sales and secured key client relationships. Through his sales efforts and strategic vision, Pelican was twice been recognized as a top reseller of Panasonic equipment, including “Reseller of the Year” in 2004. Mr. Brechin has a Bachelor’s Degree in Political Science and International Affairs from Kalamazoo College and a Master’s Degree in Information and Telecommunications Systems from Johns Hopkins University. In nominating Mr. Brechin for election to the Board of Directors, the Board considered Mr. Brechin’s experience discussed above, particularly his management experience in running a successful company involved in sales and contracts with government agencies as well was his expertise in technology, corporate governance and financial management.

Scott Rutherford. Mr. Rutherford has served as Chief Strategic Officer since December 2013 and, prior to that, as our President since July 8, 2008. Prior to 2008, he was Director of Engineering of our Pelican division since January 2006. He has also served as a director of the Company since January 2006. He co-founded Pelican in 1997 and served as its Vice President from 1997 to 2006. Mr. Rutherford has more than 25 years of entrepreneurial experience in conceiving, developing and building technical solutions for clients in both the corporate and government sectors. For Pelican, Mr. Rutherford was responsible for all aspects of technology evaluation and deployment to meet its clients’ needs for mobile, ruggedized computing solutions. This included locating and assimilating complex solutions from various vendors to ensure a turnkey installation in highly variable models of police and fire vehicles. In addition, Mr. Rutherford launched and continues to develop Pelican’s technical support infrastructure, for which he and his team of engineers have been presented with awards for Outstanding Technical Support by various clients, including the Maryland State Police. Leveraging his extensive mechanical, electronic and computer expertise, Mr. Rutherford has developed a large array of products from concept, including a Mobile Training Center for the Department of Defense and proprietary irrigation control filters to eliminate RF interference from the Annapolis Naval Radio Transmitter Station. Mr. Rutherford is the recipient of several awards for his innovative technology systems, including the “Comdex Most Innovative” award in 1998.  In nominating Mr. Rutherford for election to the Board of Directors, the Board considered Mr. Rutherford’s experience discussed above, particularly his extensive technical knowledge in areas of mechanical, electronics and computers, his familiarity with and involvement in the Company’s key market areas, and his significant business experience gained through the ownership and operation of the Company.

Edward Parker. Mr. Parker has over 40 years of experience in law enforcement, security and public safety.   He began his career with the Baltimore Police Department where he served in the Homicide, Robbery, Escape & Apprehension and District Narcotics Units as well as the Tactical Section and the Patrol Division.  During his law enforcement career, Ed was the recipient of awards and commendations to include a Governor’s Citation for distinguished service rendered to the citizens of Baltimore City.  Parker was also the Director of Corporate Security for a large Baltimore-based company, Crown Central Petroleum Corporation, where he was responsible for the development and implementation of crime prevention strategies and security plans for assets and personnel throughout the United States.  His responsibilities also included managing compliance with Department of Defense, Department of Energy and United States Coast Guard security requirements. Parker recently retired as the Deputy Director of the Governor’s Office of Crime Control & Prevention, the State Administering Agency for Maryland that administered over $200 million in state and federal grant funds for law enforcement and public safety.  During his tenure at GOCCP, Parker was involved in the development and implementation of some of Maryland’s signature initiatives such as the Criminal Justice Dashboard, CompStat training for police officers, crime mapping, crime analysis and strategies to more effectively supervise and contain violent offenders.  Parker also worked to foster a variety of public safety linkages and partnerships to include cross-border information sharing initiatives with law enforcement and public safety partners in Virginia, the District of Columbia, Pennsylvania, Delaware, West Virginia and New York.  He also managed over 900 grants.  Included in these grants were the Byrne Justice Assistance Grant Program, the Victims of Crime Assistance (VOCA) program, Violence Against Women Act (VAWA) grants, the Paul Coverdell Forensic Sciences Improvement grant program, federal juvenile justice grants, and a variety of state funded grant programs intended to reduce crime, monitor sex offenders, reduce sexual assault and domestic violence and support crime victims. Parker holds a Master’s Degree from Johns Hopkins University.

Steve Ellis. Mr. Ellis has served as a director of the Company since July 2015. He is a partner of EagleFirst, LLC, an advisory firm providing CFO, Merger and Acquisition (“M&A”) and business development support services to small and medium sized businesses with a focus on government contracting, technology and manufacturing.  Mr. Ellis has more than 25 years of experience in M&A and senior accounting roles in the United States and internationally.  He has managed the negotiation and due diligence processes of more than 30 acquisitions and divestments globally, as well as creating and executing post-acquisition integration plans.  Prior to EagleFirst, Mr. Ellis was a CFO at Smith’s Group plc, where he helped create Smiths Detection, a manufacturer of sensors used by government agencies that detect and identify explosives, weapons, chemical agents, and biohazards.  Over an eight-year period, he was instrumental in growing Smiths Detection’s revenues from $20 million to nearly $1 billion

Robert West. Mr. West has served as a director of the Company since October 2012.  He has been the Managing Partner at C3 Healthcare Solutions, LLC since he led its formation in March 2008 with five other members.  C3 Healthcare Solutions provides business development and marketing consulting services to health care organizations including hospitals and physician practices.  Additionally, Mr. West is the Chief Executive Officer of Pulmonary and Critical Care Associates of Baltimore, PA (“PCCAB”), a 43 physician group practice specializing in pulmonology, critical care, and sleep medicine.  He is responsible for oversight of all financial, accounting, and billing operations and has led the organization to 55% revenue growth in the past five years.  Mr. West is also the President of Proximall, LLC, a physician billing company that is a wholly owned subsidiary of PCCAB, formed in January 2012.  Prior to these endeavors, Mr. West served as Administrative Director of Orthopedics, Neurosciences, and Bariatrics at Greater Baltimore Medical Center from August 2003 to February 2007.  Mr. West’s board experience includes the Baltimore Spine Center from January 2005 to February 2007 and he is currently on the Executive Advisory Board of The Doctors Company.  Mr. West earned a Master of Science in Management from The University of Maryland in 1999 and a Bachelor of Science from James Madison University in 1991.  In nominating Mr. West for election to the Board of Directors, the Board considered Mr. West’s experience discussed above in relation to the financial, management, and organizational aspects of these positions.

CORPORATE GOVERNANCE MATTERS

Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee and a Corporate Governance Committee, each of which is briefly described below.

Audit Committee

The Audit Committee assists the Board of Directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee reviews the scope of independent audits and assesses the results. The Audit Committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The Audit Committee also meets with the Company’s independent registered public accounting firm and with appropriate financial personnel concerning these matters. The Audit Committee selects, determines the compensation of, appoints and oversees our independent registered public accounting firm. Representatives of the independent registered public accounting firm periodically meet with the Audit Committee and always have unrestricted access to the Audit Committee. The Audit Committee, which currently consists of Steve Ellis and Robert West, met five times during 2015.  The Board of Directors has determined that Mr. Ellis is an “audit committee financial expert,” as defined by the SEC in Item 407 of Regulation S-K.  The Audit Committee has adopted a charter, a copy of which is available on our website at:  http://ir.issuerdirect.com/bfdi/corporate_governance.  The information on the Company’s website is not a part of this proxy statement.

Compensation Committee

The Compensation Committee administers incentive compensation plans, including stock option plans, and advises the Board of Directors regarding employee benefit plans. The Compensation Committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the Chief Executive Officer and our other executive officers. The Compensation Committee advises and makes recommendations to the Board of Directors on all matters concerning director compensation. The Compensation Committee, which currently consists of Robert West (Chairman) Gregg Smith and Steve Ellis, met once during 2015.  The Compensation Committee has adopted a charter, a copy of which is available on our website at:  http://ir.issuerdirect.com/bfdi/corporate_governance.  The information on the Company’s website is not a part of this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee was, during 2015, an officer or employee of ours, was formerly an officer of ours or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or compensation committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

Corporate Governance Committee

The Corporate Governance Committee evaluates and recommends candidates for election to the Board of Directors, reviews the performance and contribution of directors, recommends membership for standing committees, reviews director independence, and adopts and reviews Company corporate governance guidelines and codes of conduct. The Corporate Governance Committee, which was established in February 2008, currently consists of Robert West (Chairman) and Gregg Smith.  The Corporate Governance Committee did not meet during 2015.  The Corporate Governance Committee has not adopted a charter.

Director Independence

To determine whether directors are “independent”, the Board of Directors has adopted the independence standards of The NASDAQ Stock Market Rules (the “NASDAQ Rules”).  The Board has determined that each of Messrs. Ellis, Smith and West is an “independent director” as defined by NASDAQ Rule 5605(b)(1).  Each member of the Compensation Committee and the Corporate Governance Committee other than Mr. Brechin and Mr. Rutherford is an “independent director,” and Messrs. West and Ellis satisfy the independence requirements of NASDAQ Rule 5605(c)(2)(A) relating to the independence of Audit Committee members.  The Company’s criteria for independence as approved by the Board of Directors is available to stockholders on our website at: http://www.brekford.com/investorrelations.html.

Family Relationships

There are no family relationships among the executive officers and directors of the Company.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors does not have a policy as to whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  The current structure is that of a separate Chief Executive Officer and Chairman of the Board.  Mr. Brechin serves as the Chief Executive Officer and is responsible for day-to-day leadership of the Company, and Mr. West serves as the Chairman of the Board.  The Board believes that Mr. West’s service as Chairman of the Board has been in the best interests of the Company and its stockholders given Mr. West’s in-depth knowledge of the issues, opportunities and challenges facing the Company, and that Mr. West has been best positioned to communicate these issues to the other directors and to efficiently develop and lead agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board of Directors believes this structure is the most appropriate structure for the Company at this time, as it recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as the Chairman of the Board, particularly as the Board’s oversight responsibilities continue to grow.

As part of its oversight function, the Board reviews and monitors financial, strategic and operational risk through annual and periodic reviews with management and through its various committees. The Audit Committee and the full Board of Directors monitor risks associated with the Company’s overall financial reporting and among its responsibilities is a review of risk assessment and management and significant risks or exposures. In addition, the Audit Committee has a responsibility to assess the steps management has taken to minimize such risks. The full Board of Directors also reviews the effectiveness and integrity of the Company’s financial reporting processes and the Company’s internal control structure (including both disclosure controls and procedures and internal control over financial reporting).

The Board periodically reviews the Company’s business strategy including financial, operational and regulatory risks facing the Company and the Company’s plans to mitigate these risks.

Board Meetings During 2015

During 2015, the Board of Directors held two meetings.  During 2015, each director attended more than 75% of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

Stockholder Communications with the Board of Directors

Anyone who has a concern about the Company, including with respect to accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the Audit Committee. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Mr. C.B. Brechin, Chief Executive Officer and Chief Financial Officer, Brekford Corp., 7020 Dorsey Road, Hanover, Maryland 21076.  All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

The Company does not have a formal policy with regard to directors’ attendance at the annual meeting of stockholders.  The 2015 annual meeting of stockholders was attended by all of the persons who were then serving as directors.

Director Recommendations and Nominations

The Board of Directors identifies director candidates with the assistance of the Corporate Governance Committee through numerous sources, and it will review and consider candidates recommended by stockholders.  Stockholder recommendations should be submitted in writing to the Company at its principal executive offices, attention:  Secretary.

Whether recommended by a stockholder or otherwise, the Board of Directors seeks to nominate those individuals most qualified to serve as Board members and considers many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for Board responsibilities.  Although the Board of Directors does not have a formal diversity policy, the Board believes that greater diversity leads to better corporate governance and that potential nominees should possess a diverse and extensive background of knowledge and both professional and life experience that can support growth, evaluate risk and provide sufficient oversight to the Company. Nominees for director will be selected on the basis of the diversity they bring to the Board, outstanding achievement in their professional careers, broad experience, wisdom, character, integrity, ability to make independent, analytical inquiries and intelligent decisions, sound mature business judgment, understanding of the business environment, willingness to devote adequate time to Board duties and ability to collaborate effectively at the Board level. The Board further believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.  To date, the Company has not paid a fee to any third party or parties to identify or evaluate or assist in the identifying or evaluating potential nominees.

It should be noted that a stockholder recommendation is not a nomination, and there can be no guaranty that a person recommended by a stockholder will be nominated for election as a director.  A stockholder who desires to nominate a person for election to the Board of Directors must comply with Section 2.2(b) of our Bylaws, which provides as follows:

Any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at the principal executive offices of the Corporation:  (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made; and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made.  Delivery shall be by hand, or by certified or registered mail, return receipt requested. In no event shall the public announcement of an adjournment of any annual or special meeting commence a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary shall set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of stock of the Corporation which are beneficially owned by such person, (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as a director of the Corporation under securities laws, had the nominee been nominated by the Board of Directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear on the Corporation’s records, of such stockholder, (2) the class and number of shares of stock of the Corporation which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder.

The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director.

The Company will provide, without charge, a copy of our Bylaws upon the request of a stockholder delivered to the Secretary of the Company in writing at our principal executive officers or by telephone at (443) 557-0200.

Code of Ethics

The Board of Directors has not adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions.  The Board believes that the small number of individuals involved in the Company's management makes such a code unnecessary.  The Board intends to periodically evaluate the need for a Code of Ethics as we continue to grow and will adopt an appropriate Code of Ethics if and when it determines that such a code is necessary.

Vote Required

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES TO THE BOARD SET FORTH IN THIS PROPOSAL 1.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our Board of Directors (other than our named executive officers) during 2015.  Information about the compensation paid to our named executive officers is provided below in the section entitled “EXECUTIVE COMPENSATION”.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($) (1)(2)	Option awards ($) (1)(2)	All other compensation ($)	Total ($)
Steve Ellis	1,000	-	9,960	-	8,960
Gregg Smith	2,000	-	17,439	-	19,439
Robert West	2,000	-	17,439	-	19,439

Notes:
(1)
The amounts shown reflect the aggregate grant date fair value of stock and option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718.  See Note 10 to the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 regarding assumptions underlying valuation of equity awards.

(2)	As of December 31, 2015, each of Messrs. Ellis held options to purchase 75,000 shares of Common Stock and Messrs. Smith and West held options to purchase 150,000 shares of Common Stock.

In April 2008, the Company’s Board of Directors adopted the 2008 Director’s Compensation Plan, which provides for the following compensation:

Equity Grants

During the second quarter of 2015, each non-employee director who attended at least 75% of the regular and special meetings of the Board of Directors and of any committees to which he was appointed during the preceding year received an option to purchase shares of Common Stock.  Each of Messrs. Ellis, Smith and West satisfied the foregoing requirement and received a stock option exercisable for 75,000 shares of Common Stock at an execise price of $0.24 per share.  These options will vest ratably over a three-year period commencing on their grant dates.

Cash

The Chairman of the Board is entitled to receive cash in the amount of $1,000 per calendar quarter and each other non-employee director is entitled to receive cash in the amount of $1,000 per calendar quarter as compensation for attending Board meetings held during that quarter, provided that a director must attend a minimum of 75% of the regular and special meetings of the full Board and of any committees upon which they sit. The Board held two meetings during 2015.

Out-of-Pocket Expenses

The Company reimburses a director’s out-of-pocket expenses for in-person meetings upon submission of an expense statement and receipts, up to a maximum of $500 per in-person meeting.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

In accordance with its written charter adopted by our Board of Directors, the Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of our accounting, auditing and financial reporting practices.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. It is the Audit Committee’s responsibility to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The Audit Committee may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent registered public accounting firm is in fact “independent.”

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the year ended December 31, 2015 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee reviewed the financial statements for fiscal year 2015 with the Company’s independent registered public accounting firm and discussed with that firm all of the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU § 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T), including the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of our accounting principles. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding that firm’s communications with the Audit Committee concerning its independence, and discussed with that firm its independence.  Finally, the Audit Committee has considered whether the provision by the independent registered public accounting firm of non-audit services to the Company is compatible with maintaining that firm’s independence. The Audit Committee discussed with the independent registered public accounting firm any relationships that may have an impact on that firm’s objectivity and independence and satisfied itself as to the independence of the independent registered public accounting firm.

The Audit Committee also discussed with management the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

Based on the foregoing review and discussions, and subject to the limitations on its role and responsibilities described above, the Audit Committee recommended to our Board of Directors that the Company’s audited financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Submitted by the Audit Committee

Steve Ellis (Chairman)

EXECUTIVE OFFICERS

Information about the Company’s executive officers is set forth below.  All officers are elected annually by the Board of Directors and hold office at its pleasure.

C.B. Brechin, Chief Executive Officer and Chief Financial Officer.  Biographical and other information about Mr. Brechin is provided above in the section entitled “QUALIFICATIONS OF DIRECTOR NOMINEES”.

Rodney Hillman, President and Chief Operating Officer.  Mr. Hillman, age 50, joined the Company in May 2012 and served as its Strategy & Finance Analyst since October 2012 and as its Director of Operations from May 2012 to September 2012.  He was appointed as our President and Chief Operating Officer in December 2013.  Prior to joining the Company, Mr. Hillman served in various executive level capacities during his 28 year career.  Most recently, he spent 10 years as Chief Operating Officer, Chief Financial Officer, and Director of Game Trading Technologies, Inc. (“GMTD”), a publicly-traded company in the consumer electronics industry that he co-founded.  Prior to his tenure at GMTD, Mr. Hillman was Vice President of Product Development at InterAct Accessories, Inc. and held various management positions at both Baltimore Gas & Electric and Constellation Energy Group.  Mr. Hillman has an M.S. degree in Finance from Loyola College in Baltimore, Maryland, an M.B.A. degree from the University of Baltimore, and a B.S. degree in Electrical and Computer Engineering from The Johns Hopkins University.

Scott Rutherford, Chief Strategic Officer.  Biographical and other information about Mr. Rutherford is provided above in the section entitled “QUALIFICATIONS OF DIRECTOR NOMINEES”.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following Compensation Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report shall not be incorporated by reference into any such filings.

The Compensation Committee has reviewed and discussed the following Compensation Discussion and Analysis with management.  Based on this review and these discussions, the Compensation Committee recommended to the Board of Directors that the following Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee
Robert West, Chairman
Gregg Smith
Steve Ellis

Executive Compensation Philosophy

Our compensation philosophy is to provide our executive officers with compensation packages that attract, retain, reward and motivate them. Therefore, our Board of Directors and our Compensation Committee generally construct compensation packages that take into account those of executive officers with similar positions in comparable companies, linking the performance of the Company and individual performance and designed to align the interests of the executive officers with those of our stockholders. Our compensation philosophy is also designed to reinforce a sense of ownership in the Company, urgency with respect to meeting deadlines and overall entrepreneurial spirit and to link rewards to measurable corporate performance metrics.

While the Board of Directors and Compensation Committee seek to provide compensation packages that are competitive within our markets and the technology industry, in general, it does not utilize an established peer group in our industry and does not set compensation levels based on any predetermined benchmarks for total compensation or any individual element of compensation. Management of the Company reviews our performance on a regular basis using a variety of financial and non-financial metrics. These metrics include, but are not limited to, net sales, gross margin, sales and marketing expenses, personnel costs, accounts receivable and accounts payable aging, liquidity and cash resources. Management compares actual results against goals and budgets to take appropriate actions in order to improve performance.

Certain compensation adjustments are made pursuant to each executive officer’s employment terms established at the time he or she is hired. We do not have employment agreements or change of control agreements with any of our executive officers. We established the salary levels by surveying companies within similar industry including current compensation data based upon organization size, industry and geographic location.

Members of our executive management team are essential in providing input to the Compensation Committee concerning the effectiveness of the executive compensation program, selection of performance criteria, financial performance of the Company, and performance of individual executives. The Chief Executive Officer is the key member of management who advises the Committee and supplies needed and accurate information.

The Compensation Committee’s charter provides the Committee with the authority to engage compensation consultants (and other advisors) as it deems appropriate to assist with the performance of its duties.  The Compensation Committee did not use an independent advisor concerning 2015 executive compensation.

Elements of Compensation

Our compensation packages for executive officers consist of cash salaries and, when deemed appropriate, long-term incentive awards in the form of equity-based awards granted under our 2008 Stock Incentive Plan.

Salary

Base salaries are set initially upon hire based predominantly on available market data and are adjusted based on market trends, our overall performance, individual contributions to our performance, and our available cash to a lesser extent. We also take into consideration the scope of our officers’ respective responsibilities. In reviewing base salaries, we also consider several other factors, including cost of living increases, and levels of responsibility.

Long-term Incentives

Executive officers may be granted stock options, shares of Common Stock (restricted or unrestricted), performance units and/or other equity-based awards.  When granted, these awards typically have time vesting requirements as a way to align the interests of the executive officers with those of our stockholders. We believe that our long-term performance is aided by a culture that encourages superior performance by our executive officers, and that, when appropriate, equity awards encourage and will appropriately reward such superior performance.

Summary of Executive Compensation

The following table sets forth, for each of the last two fiscal years, the total remuneration awarded to, earned by, or paid to (i) each person who served as the Company’s principal executive officer at any time during 2015, (ii) the Company’s two most highly compensated executive officers other than the persons described in item (i) who were serving as executive officers as of December 31, 2015 and whose total compensation (excluding above-market and preferential earnings on nonqualified deferred compensation) exceeded $100,000 during 2014, and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to item (ii) had they been serving as executive officers of the Company as of December 31, 2015 (the principal executive officers and such other persons are referred to as the “named executive officers”).  The Company has determined that its named executive officers for 2015 are C.B. Brechin, who serves as its Chief Executive Officer, Chief Financial Officer and Treasurer, Rodney Hillman, who serves as its President and Chief Operating Officer, and Scott Rutherford, who serves as its Chief Strategic Officer.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock awards ($)(2)	Option awards ($)(2)	Total ($)
C.B. Brechin	2015	191,539	-	-	191,539
Chief Executive Officer, Chief	2014	170,000	-	-	170,000
Financial Officer, Treasurer (1)

Rodney Hillman	2015	137,270	13,200	-	150,470
President & Chief Operations Officer	2014	90,000	22,440	-	112,400

Scott Rutherford	2015	177,174	-	-	177,174
Chief Strategic Officer (1)	2014	157,250	-	-	157,250

Notes:
(1)	Messrs. Brechin and Rutherford also serve on the Board of Directors of the Company but do not receive any separate compensation for such service.
(2)
The amounts shown reflect the aggregate grant date fair value of stock and option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718.  See Note 10 to the audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 regarding assumptions underlying valuation of equity awards.

Employment Agreements and Change in Control Agreements

None of the named executive officers is a party to an employment agreement with the Company, and all of them serve at the discretion of the Board of Directors.

The terms of their employment arrangements entitle Messrs. Brechin, Hillman and Rutherford to annual base salaries of $200,000, $157,000 and $185,000, respectively, payable in accordance with our normal payroll practices. Between January 1, 2015 and June 30, 2015, the salary levels for Messrs. Brechin and Rutherford were $170,000 and $185,000, respectively. None of the named executive officers received any bonus, equity or other non-salary compensation for 2015 or 2014, except that Mr. Hillman received a grant of 66,000 shares of Common Stock in 2016 for service in 2015 and a grant of 66,000 shares of Common Stock in 2015 for service in 2014.

Potential Payments Upon Termination Or Change In Control

We have no liabilities under termination or change in control conditions as of December 31, 2015. We do not have a formal policy to determine executive severance benefits. Each executive severance arrangement is negotiated on an individual basis.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options and restricted stock, as well as the exercise prices and expiration dates thereof, as of December 31, 2015.

	Option Awards					Stock Awards
Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
CB. Brechin	—	—	—	—	—	—	—	—	—
Chief Executive Officer and Chief Financial Officer
Rodney Hillman	—	—	—	—	—	132,000	$26,400	66,000	—
President & Chief Operating Officer									—
Scott Rutherford	—	—	—	—	—	—	—	—	—
Chief Technology Officer

(1)
Mr. Hillman was awarded 198,000 shares of restricted stock vesting at the date of grant in consideration of services rendered and part of employment agreement. A vesting schedule at a maximum of 66,000 shares at the end of years 1, 2, and 3 based upon attainment of goals set forth by the company.

(2)	Based on the closing trading price of our Common Stock on December 31, 2015 or $0.20 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC on Forms 3, 4 and 5. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2015 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company’s Audit Committee has the responsibility to review and approve all related-party transactions, as contemplated by Item 404 of the SEC’s Regulation S-K, to prevent potential conflicts of interest and to ensure that related party transactions are disclosed in the reports that the Company files with the SEC as and when required by applicable securities laws and regulations.  The term “related party transaction” is generally defined as any transaction (or series of related transactions) in which the Company is a participant and the amount involved exceeds the lesser of (i) $120,000 or (ii) one percent of the Company’s average total assets at year-end for the last two completed fiscal years, and in which any director, director nominee or executive officer of the Company, any holder of more than 5% of the outstanding voting securities of the Company, or any immediate family member of the foregoing persons will have a direct or indirect interest. The term includes most financial transactions and arrangements, such as loans, guarantees and sales of property, and remuneration for services rendered (as an employee, consultant or otherwise) to the Company and its subsidiaries.

The following paragraphs discuss related party transactions that occurred during 2014 and 2015 (other than compensation paid or awarded to the Company’s directors, director nominees and executive officers that is required to be discussed, or is exempt from discussion, in the sections of this proxy statement entitled “DIRECTOR COMPENSATION” and “EXECUTIVE COMPENSATION”).

On October 1, 2009, C.B. Brechin and Scott Rutherford, as well as one other individual, entered into a stock purchase agreement on behalf of the Company (the “Stock Purchase Agreement”), with the court-appointed receiver, Robert D. Gordon (the “Receiver”), for our former stockholder Legisi Marketing, Inc., to repurchase 18,910,000 shares of our common stock, par value $.0001 per share (“Common Stock”), and cancel warrants to purchase 10,000,000 shares of Common Stock that were exercisable at $.39 per share (the “Warrants”), which shares of Common Stock and Warrants had been in the custody of the Receiver. The aggregate purchase price for the securities under the Stock Purchase Agreement was $700,000. The effectiveness of the Stock Purchase Agreement was subject to court approval which was received on November 4, 2009. The repurchased shares of Common Stock and Warrants were returned to our treasury and cancelled.

Brekford financed the repurchase of these shares and Warrants from the proceeds of convertible promissory notes that were issued by Brekford on November 9, 2009 in favor of a lender group in the principal amounts of $250,000 each (each, a “Promissory Note” and together, the “Promissory Notes”). Each Promissory Note bears interest at the rate of 12% per annum and at the time of issuance was to be convertible into shares of Common Stock, at the option of the holder, at an original conversion price of $.07 per share. At the time of issuance, Brekford agreed to pay the unpaid principal balance of the Promissory Notes and all accrued but unpaid interest on the date that was the earlier of (i) two years from the issuance date or (ii) 10 business days after the date on which Brekford closes an equity financing that generates gross proceeds in the aggregate amount of not less than $5,000,000.  The Promissory Notes have since been extended and are currently due on the earlier of (x) November 9, 2016 or (y) 10 business days after the date on which Brekford closes an equity financing that generates gross proceeds in the aggregate amount of not less than $5,000,000.  In addition to the extensions, the Promissory Notes were amended in April 2010 to increase the conversion price to $.14 per share.

The outstanding balance due under each of the Promissory Notes as of April 26, 2015, including principal and interest, is approximately $252,137, and the accrued interest paid to each of Messrs. Brechin and Rutherford to date under their respective Promissory Note is approximately $190,110.  No principal was paid in 2014 or 2015.  The largest amount of principal outstanding under either of the Promissory Notes during 2015 was $250,000.

While we do not maintain a written policy with respect to related party transactions, our Audit Committee routinely reviews potential transactions with those parties we have identified as related parties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board’s Audit Committee has appointed Stegman & Company (“Stegman”) to serve as the Company’s independent registered public accounting firm for 2015. Representatives of Stegman are expected to be present at the 2016 annual meeting of stockholders, in person or by telephone, to make a statement if so desired, and to respond to any appropriate questions.

The following table presents fees for professional services rendered to the Company by Stegman during fiscal years 2014 and 2015.

	Year Ended December 31,
	2015	2014
Audit fees	$74,670	$77,121
Audit-related fees	-	-
Tax fees	9,500	9,000
All other fees	-	-
Total fees	$84,170	$86,121

Audit Fees for 2014 and 2015 include fees associated with the audits of the annual financial statements, the quarterly reviews of the unaudited interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services related to other reports filed with the SEC.  Audit-Related Fees for 2015 also include fees associated with the restatement of our form 10-Q for the three quarterly periods in the year ended December 31, 2015. Tax Fees for 2015 and 2014 include fees associated with the preparation and reviews of tax returns, advising on the impact of local tax laws, and tax planning.

It is the Audit Committee’s policy to pre-approve all services to be performed by the Company’s independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act, which, when needed, are approved by the Audit Committee prior to the completion of the independent registered public accounting firm’s audit.  Pre-approval may be granted by action of the full Audit Committee or, in the absence of such Audit Committee action, by the Chairman of the Audit Committee whose action shall be considered to be that of the entire Audit Committee.  All of the 2015 and 2014 services described above were pre-approved by the Audit Committee.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly.  In the event you are able to attend the Annual Meeting, at your request, the Company will cancel your previously submitted proxy.

DEADLINE FOR SUBMITTING STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

A stockholder who desires to present a proposal on a matter appropriate for stockholder action pursuant to Rule 14a-8 under the Exchange Act to be included in the proxy statement and voted on by the stockholders at the 2017 annual meeting of stockholders must submit a written proposal, including all supporting information, to the Company, delivered to and received by the Chief Executive Officer, at its principal executive offices no later than January 1, 2017 (120 days prior to the date of mailing of the proxy statement for that meeting based on this year’s proxy statement date) and must meet all other requirements for inclusion in the proxy statement.  As set forth in our Bylaws, if a stockholder intends to present a proposal for business to be considered at the 2017 annual meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company’s Chief Executive Officer, at the Company’s principal executive offices, no less than 90 days nor more than 120 days before the date set for the 2017 annual meeting of stockholders.  Proposals received by the Company outside of these timelines will be considered untimely.  If a stockholder proposal is not timely received, then the proxies will be authorized to exercise discretionary authority with respect to the proposal.

Should the date set for the 2017 annual meeting of stockholders be advanced or delayed by more than 30 days, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the date of the 2017 annual meeting date is so modified, then stockholder proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2017 annual meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are the Company’s stockholders may household the Company’s proxy materials.  In that event, a single annual report to stockholders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to multiple stockholders sharing an address unless the broker receives contrary instructions from the affected stockholders.  Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report to stockholders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, please notify your broker.  Upon request, the Company will provide, free of charge, its proxy materials to any stockholder at a shared address who received only a single set of proxy materials.  Requests should be directed to the Company at the following address or phone number:  Investor Relations, Brekford  Corp., at 7020 Dorsey Road, Hanover, Maryland 21076; or 1-866-752-8683.  Stockholders who share the same address and currently receive multiple copies of the proxy materials should contact their brokers if they desire to request householding of their communications from the Company.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland
April 29, 2016

APPENDIX A

FORM OF PROXY

BREKFORD CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 17, 2016 AT 12:00 PM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Brekford Corp. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint C.B. Brechin and Scott Rutherford, or either of them, proxies for and in the name of the undersigned, with the powers that the undersigned would possess if personally present, including full power of substitution, and hereby authorizes them to represent and to vote as indicated below all of the undersigned’s shares of common stock, $.0001 par value per share, of the Company held of record by the undersigned on April 26, 2016 at the 2016 Annual Meeting of Stockholders of the Company to be held at the Company’s principal executive offices located at 7020 Dorsey Road, Hanover, Maryland 21076 on June 17, 2016 at 12:00 P.M., local time, or at any adjournment or postponement thereof, for the purposes identified on this proxy card and with discretionary authority as to any other matters that may properly come before the annual meeting, including substitute nominees if any of the named director nominees should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement, the receipt of which is hereby acknowledged.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/BFDI
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF BREKFORD CORP.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of five nominees named below to the Company’s Board of Directors until the 2016 Annual Meeting of Stockholders or until their successors are duly elected and qualified:		☐	☐
	C.B. Brechin				☐
	Scott Rutherford				☐	CONTROL ID:
	Steve Ellis				☐	REQUEST ID:
	Robert West				☐
	Edward Parker				☐

Proposal 2

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements thereof, including matters incidental to its conduct.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
If this proxy is properly executed, then all shares represented hereby will be voted in accordance with the instructions appearing on the proxy.  In the absence of specific instructions, proxies will be voted “FOR ALL NOMINEES” with respect to Proposal 1 and in the discretion of the proxy holders as to any other business that may properly come before the meeting as described in Proposal 2.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2016

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

A-2